SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report August 12, 2002

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0549963	93-0549963 (I.R.S. Employer Identification Number)

6060 South Willow Drive, Greenwood Village, CO (Address of principal executive offices)		80111-5142 (Zip Code)
(303) 771-0900 (Registrant's telephone number, including area code)

=====================================================================

Form 8-K

Item 5. Other Events.

On August 12, 2002, Ralph R. Peterson, Chairman, President and Chief Executive Officer of CH2M HILL Companies, Ltd. ("CH2M HILL"), and Samuel H. Iapalucci, Executive Vice President and Chief Financial Officer of CH2M HILL, each filed with the Securities and Exchange Commission (the "SEC") a statement under oath regarding facts and circumstances relating to CH2M HILL's Securities Exchange Act filings, as required by the SEC's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).

Item 7. Exhibits.
(c) Exhibits.
Exhibit Number __________________	Description ____________________________________________
99.1	Statement Under Oath of Ralph R. Peterson, Chairman and Chief Executive Officer of CH2M HILL Companies, Ltd, Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Samuel H. Iapalucci, Executive Vice President and Chief Financial Officer of CH2M HILL Companies, Ltd, Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: August 12, 2002	By: /s/ Samuel H. Iapalucci Samuel H. Iapalucci
Its: Executive Vice President and Chief Financial Officer